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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                      -----------------------------------

                                    FORM 8-K

                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15 (d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported) July 25, 2000

                 --------------------------------------------

                               KMART CORPORATION

             (Exact Name of Registrant as Specified in its Charter)

                                    MICHIGAN
                 (State or Other Jurisdiction of Incorporation)

             1-327                                       38-0729500
    (Commission File Number)                 I.R.S. Employer Identification No.)

  3100 WEST BIG BEAVER ROAD, TROY MICHIGAN                  48084
  (Address of Principal Executive Offices)                (zip Code)

                                 (248) 643-1792
              (Registrant's Telephone Number, Including Area Code)

                                      N/A
         (Former Name or Former Address, if Changed Since Last Report)
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ITEM 5.   OTHER EVENTS.

1. On July 25, 2000, the Kmart Corporation issued a press release announcing a pretax charge of $740 million as a result of strategic actions taken during the second quarter. A copy of the press release is attached as Exhibit 99.1 and incorporated by reference herein.

2. On July 26, 2000, Kmart Corporation issued a press release announcing organizational restructuring and executive moves. A copy of the press release is attached as Exhibit 99.2 and incorporated by reference herein.

ITEM 7.   EXHIBITS.

     Exhibit 99.1 July 25, 2000 press release regarding a pretax charge of $740 million.

     Exhibit 99.2 July 26, 2000 press release regarding organizational restructuring and executive moves.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  KMART CORPORATION
                                                  (Registrant)


Date: July 27, 2000                               By: /s/ Nancie W. LaDuke
                                                      -----------------------
                                                      Nancie W. LaDuke
                                                      Vice President and
                                                      Secretary




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                                 Exhibit Index


Exhibit Number                    Description
--------------                    -----------

   99.1 July 25, 2000 press release announcing a pretax charge of $740 million.

   99.2 July 26, 2000 press release announcing organizational restructuring and executive moves.